United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2021

CHEE CORP. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-216868 (Commission File Number)	32-0509577 (IRS Employer Identification No.)

1206 E. Warner Road, Suite 101-l, Gilbert, AZ 85296

 (Address of Principal Executive Offices) (Zip Code)

480-225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2021, the Board of Directors of Chee Corp. (the “Company”) appointed John Morgan to the Board, to hold office until the next annual meeting of stockholders and until his successor has been duly elected and qualified.

John Morgan, age 75, is managing partner at Falding Capital Group and Executive Vice President and Secretary of Technical Air Products. Mr. Morgan has over fifty years of business development and management experience. He has owned several publishing businesses, including include Graph-Ads, Inc. in Alma, Michigan, Advance Newspapers in Grand Rapids, Michigan, Flashes Publishers in Allegan, Michigan, and TDI Talking Phone Books in Grand Rapids, Michigan. In 1999, Mr. Morgan and his partner sold his publishing business to McCloud USA, which at the time was the fourth largest telecom company in the US.

In 2000, Mr. Morgan acquired Eagle Tugs, an aviation and industrial material handling manufacturer, which he sold to Tronair in 2015. Also in 2000, Mr. Morgan, through Falding Capital Group, purchased Cannon Truck Equipment, a complex truck equipment up-fitter. In 2018, Mr. Morgan sold Cannon Truck Equipment to Versalift, which was owned by private equity firm Sterling Capital. Mr. Morgan served on the Board of Directors of the Bank of Alma from 1975-1997. Prior to 2006, Mr. Morgan was President of American Cargo, a dry freight and cutaway cube van manufacturer. Mr. Morgan currently sits on the Board of Directors of Rivulet Media, Inc.

Mr. Morgan graduated from Michigan State University with a BA in Communications in 1968. He has been married since 1967. He and his wife have three children and ten grandchildren and reside in Naples, Florida.

Mr. Morgan was not selected as a director pursuant to any arrangement or understanding between him and any other person. The Company does not have any standing committees and due to its small size does not believe that committees are necessary at this time. Neither the Company nor any of its subsidiaries have entered into any transactions with Mr. Morgan described in Item 404(a) of Regulation S-K. There are no material plans, contracts, or arrangements to which Mr. Morgan is a party or participates in that were entered into in connection with his appointment to the Board. Mr. Morgan will constitute an independent director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2021

Chee Corp., a Nevada corporation

By: /s/ Rick Gean

       Rick Gean, CFO, Secretary, and Treasurer

2